Exhibit 99.2

FINANCIAL STATEMENTS

Westmoreland Kemmerer, LLC (Formerly Westmoreland Kemmerer, Inc.)
(A Wholly Owned Subsidiary of Westmoreland Coal Company)
Six Months Ended June 30, 2015 and 2014
(Unaudited)

WESTMORELAND KEMMERER, LLC
(Formerly Westmoreland Kemmerer, Inc.)
(A Wholly Owned Subsidiary of Westmoreland Coal Company)

WESTMORELAND KEMMERER, LLC
(Formerly Westmoreland Kemmerer, Inc.)
(A Wholly Owned Subsidiary of Westmoreland Coal Company)
Balance Sheets
(Unaudited)

	June 30,	December 31,
	2015	2014
ASSETS	(in thousands)
Current assets:
Cash and cash equivalents	$99	$83
Accounts receivable
Trade	11,471	17,572
Other	97	99
	11,568	17,671
Inventory	11,370	10,472
Deferred income taxes	984	903
Prepaid expenses	1,449	2,356
Total current assets	25,470	31,485
Property, plant and equipment, at cost
Land and mineral rights	21,301	21,301
Plant and equipment	124,529	115,855
	145,830	137,156
Less accumulated depreciation, depletion and amortization	(43,772)	(34,773)
Net property, plant and equipment	102,058	102,383
Restricted investments and bond collateral	25,271	25,282
Deferred income taxes	17,350	15,477
Total assets	$170,149	$174,627
LIABILITIES AND SHAREHOLDER'S EQUITY
Current liabilities:
Current installments of long-term debt	$2,574	$2,310
Accounts payable	10,685	10,607
Deferred revenue	—	2,513
Payable to related party	1,188	450
Accrued production taxes	15,451	17,157
Postretirement medical benefits	436	436
Asset retirement obligations	2,691	2,658
Total current liabilities	33,025	36,131
Long-term debt, less current installments	8,797	9,321
Deferred tax liabilities	62,566	—
Postretirement medical cost, less current portion	17,557	60,245
Pension obligations	16,770	17,762
Asset retirement obligations, less current portion	210	16,202
Total liabilities	138,925	139,661
Shareholder's equity:
Common stock of $.01 par value. Authorized, issued and outstanding 100 shares at December 31, 2014 and 2013	—	—
Additional paid-in-capital	50,683	50,835
Advances from (to) Parent	(25,994)	(16,527)
Accumulated other comprehensive income	603	658
Retained earnings	5,932	—
Total Westmoreland Kemmerer, Inc. shareholder's equity	31,224	34,966
Total liabilities and shareholder's equity	$170,149	$174,627
See accompanying Notes to Financial Statements.

WESTMORELAND KEMMERER, LLC
(Formerly Westmoreland Kemmerer, Inc.)
(A Wholly Owned Subsidiary of Westmoreland Coal Company)
Statements of Operations
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
	(in thousands)
Revenues	$37,518	$39,893	$79,041	$83,016
Costs and expenses:
Cost of sales	31,951	27,800	62,973	56,880
Depreciation, depletion and amortization	4,358	4,150	9,067	8,216
Selling and administrative	1,608	1,231	3,230	2,641
Loss on sale of assets	(7)	—	16	(3)
Other operating expense	4	—	4	—
	37,914	33,181	75,290	67,734
Operating income	(396)	6,712	3,751	15,282
Other income (expense):
Interest expense	(138)	(101)	(291)	(142)
Interest income	151	127	520	133
Other	130	114	222	153
	143	140	451	144
Income before income taxes	(253)	6,852	4,202	15,426
Income tax expense	(293)	595	45	2,782
Net income	$40	$6,257	$4,157	$12,644
See accompanying Notes to Financial Statements.

WESTMORELAND KEMMERER, LLC
(Formerly Westmoreland Kemmerer, Inc.)
(A Wholly Owned Subsidiary of Westmoreland Coal Company)
Statements of Comprehensive Income
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
	(in thousands)
Net income	$40	$6,257	$4,157	$12,644
Other comprehensive income (loss):
Adjustments to and amortization of accumulated actuarial gains or losses, postretirement medical benefits	—	(119)	—	(238)
Unrealized and realized gains and losses on available-for-sale securities	(670)	—	(630)	—
Tax effect	221	—	221	—
	(449)	(119)	(409)	(238)
Comprehensive income attributable to Westmoreland Kemmerer, Inc.	$(409)	$6,138	$3,748	$12,406
See accompanying Notes to Financial Statements.

WESTMORELAND KEMMERER, LLC
(Formerly Westmoreland Kemmerer, Inc.)
(A Wholly Owned Subsidiary of Westmoreland Coal Company)
Statements of Shareholder's Equity
Six Months Ended June 30, 20015
(Unaudited)

	Additional Paid-in Capital	Advance from (to) Parent	Accumulated Other Comprehensive Income (Loss)	Retained Earnings	Total Shareholder's Equity
	(in thousands)
Balance at December 31, 2014	$50,481	$(16,527)	$1,012	$—	$34,966
Westmoreland Coal Company common stock issued as compensation	202	—	—	—	202
Transactions with Parent/affiliates	—	(9,467)	—	1,775	(7,692)
Other comprehensive loss	—	—	(409)	—	(409)
Net income	—	—	—	4,157	4,157
Balance at June 30, 2015	$50,683	$(25,994)	$603	$5,932	$31,224
See accompanying Notes to Financial Statements.

WESTMORELAND KEMMERER, LLC
(Formerly Westmoreland Kemmerer, Inc.)
(A Wholly Owned Subsidiary of Westmoreland Coal Company)
Statements of Cash Flows
(Unaudited)

	Six Months Ended June 30,
	2015	2014
	(in thousands)
Cash flows from operating activities:
Net income	$4,157	$12,644
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, depletion and amortization	9,067	8,216
Accretion of asset retirement obligation and receivable	886	807
Share-based compensation	202	42
Loss on sales of assets	16	(3)
(Loss) gain on sales of investment securities	(138)	—
Changes in:
Accounts receivable	6,103	6,687
Inventories	(898)	555
Accounts payable and accrued production taxes	(129)	2,473
Payable to related parties	738	(161)
Deferred revenues	(2,513)	(3,969)
Asset retirement obligations	(261)	(226)
Accrual for postretirement medical benefit	2,321	1,674
Pension obligations	(205)	(236)
Other assets and liabilities	821	2,329
Net cash provided by operating activities	20,167	30,832
Cash flows from investing activities:
Additions to property, plant and equipment	(5,227)	(2,312)
Increase in restricted investments and bond collateral	(10,343)	(111)
Proceeds from the sale of investments	9,862	—
Proceeds from sales of assets	10	—
Net cash used in investing activities	(5,698)	(2,423)
Cash flows from financing activities:
Repayments of long-term debt	(6,261)	(960)
Transactions with Parent/affiliates	937	—
Distributions	(9,129)	(30,000)
Net cash used in financing activities	(14,453)	(30,960)
Net (decrease) increase in cash and cash equivalent	16	(2,551)
Cash and cash equivalents, beginning of the year	83	7,942
Cash and cash equivalents, end of the year	$99	$5,391
Supplemental disclosures of cash flow information:
Noncash transactions:
Capital leases	5,065	12,936
See accompanying Notes to Financial Statements.

WESTMORELAND KEMMERER, LLC
(Formerly Westmoreland Kemmerer, Inc.)
(A Wholly Owned Subsidiary of Westmoreland Coal Company)
NOTES TO FINANCIAL STATEMENTS
(Unaudited)

1. Summary of Significant Accounting Policies
Basis of Operations
Westmoreland Kemmerer, Inc., a wholly owned subsidiary of Westmoreland Coal Company, or WCC, or the Parent, owns a surface coal mining operation located in southwestern Wyoming. On January 31, 2012, WCC acquired the Kemmerer Mine. Coal produced from the Kemmerer Mine is sold to electric utilities and various industrial customers based in the north central region of the United States. Westmoreland Coal Company owns and operates Westmoreland Kemmerer, Inc. On December 31, 2014, WCC completed the acquisition of Westmoreland Resources GP, LLC (the “GP”), the general partner of Westmoreland Resource Partners, LP (“WMLP”) and, concurrent with the GP acquisition, all of the royalty- bearing coal reserves owned by Westmoreland Kemmerer, Inc. were contributed to WCC. The basis of the royalty-bearing coal reserves transferred to WCC was the book value of $33.2 million. Also on December 31, 2014, WCC then contributed these royalty- bearing coal reserves to WMLP. In June 2015, Westmoreland Kemmerer, Inc. was converted into a limited liability company, Westmoreland Kemmerer, LLC ("WKL" or the "Company"). The conversion to an LLC had no impact on the basis of accounting for the entity. See Note 11, Subsequent Events, for a discussion of the contribution of WKL to the WMLP on August 1, 2015.
The Company’s financial statements reflect substantially all of its costs of doing business. Common expenses incurred by the Parent on behalf of the Company are charged to the Company based on proportional cost allocations. The Company believes the allocations used are reasonable; however, these financial statements may not necessarily be representative of a stand-alone company.
The Company’s financial statements have been prepared in accordance with United States generally accepted accounting principles and require use of management’s estimates. The financial information contained in these financial statements is unaudited, but reflects all adjustments, which are, in the opinion of management, necessary for a fair presentation of the financial information for the periods shown. Such adjustments are of a normal recurring nature. The results of operations for the three and six months ended June 30, 2015 are not necessarily indicative of results to be expected for the year ending December 31, 2015.
These quarterly financial statements should be read in conjunction with the Company’s audited financial statements and notes for the year ended December 31, 2014 (the “2014 Audited Financials”). The accounting principles followed by the Company are set forth in the the 2014 Audited Financials. Most of the descriptions of the accounting principles and other footnote disclosures previously made have been omitted in this report so long as the interim information presented is not misleading or inconsistent.
WCC Liquidity
The Company anticipates that its cash from operations, cash on hand and available WCC borrowing capacity will be sufficient to meet its investing, financing, and working capital requirements for the foreseeable future.
Under WCC’s revolving credit agreement, the maximum available borrowing amount is $50 million, with an additional seasonal increase of $25 million to the maximum borrowing amount between June 15th and August 15th of each year. The revolver may support an equal amount of letters of credit, which would reduce the balance available under the WCC revolving credit agreement. At June 30, 2015, availability on the revolver was $51.3 million with $21.2 million supporting letters of credit.
Debt Obligations
As of June 30, 2015, the Company is among the guarantors for the following material debt obligations of the Parent(1) $350.0 million in aggregate principal amount of 8.75% senior secured notes (the “8.75% Notes”); and (2) a secured term loan facility in the aggregate principal amount of $422.9 million (the “WCC Term Loan Facility”). The 8.75% Notes and the WCC Term Loan Facility are each guaranteed by the Company, Westmoreland Energy LLC, Westmoreland Mining LLC and Westmoreland Resources, Inc. and their respective subsidiaries (other than Absaloka Coal, LLC, Westmoreland Risk Management, Inc. and certain other immaterial subsidiaries).

WESTMORELAND KEMMERER, LLC
(Formerly Westmoreland Kemmerer, Inc.)
(A Wholly Owned Subsidiary of Westmoreland Coal Company)
NOTES TO FINANCIAL STATEMENTS
(Unaudited)

Fair Value
The Company is required to disclose the fair value of financial instruments. The carrying amounts of cash equivalents, accounts receivable and accounts payable reflected on the balance sheet approximates the fair value of these instruments due to the short duration to maturities.
Fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value and is defined as:

•
Level 1, defined as observable inputs such as quoted prices in active markets for identical assets. Level 1 assets include available-for-sale equity securities generally valued based on independent third-party market prices.

•
Level 2, defined as observable inputs other than Level 1 prices. These include quoted prices for similar assets or liabilities in an active market, quoted prices for identical assets and liabilities in markets that are not active, or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

•	Level 3, defined as unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions.
The Company’s non-recurring fair value measurements include asset retirement obligations. The Company determines the estimated fair value of its asset retirement obligations by calculating the present value of estimated cash flows related to reclamation liabilities using level 3 inputs. The significant inputs used to calculate such liabilities includes estimates of costs to be incurred, the Company’s credit adjusted discount rate, inflation rates and estimated dates of reclamation. The asset retirement liability is accreted to its present value each period.
See Note 3 for further disclosures related to the Company’s fair value estimates.
Accounting Pronouncements Adopted
In May 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2014-09, Revenue from Contracts with Customers, issued as a new Topic, Accounting Standards Codification (ASC) Topic 606. The new revenue recognition standard provides a five-step analysis of transactions to determine when and how revenue is recognized. The core principle of the guidance is that a company should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. This ASU is effective beginning in fiscal 2017 and can be adopted by the Company either retrospectively or as a cumulative-effect adjustment as of the date of adoption. The Company is currently evaluating the effect that adopting this new accounting guidance will have on its results of operations, cash flows and financial position.
In August 2014, the FASB issued ASU 2014-15 Presentation of Financial Statements-Going Concern (Subtopic 205-40): Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern. The new standard provides guidance around management's responsibility to evaluate whether there is substantial doubt about an entity's ability to continue as a going concern and to provide related footnote disclosures. The new standard is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016. Early adoption is permitted. The adoption of this standard is not expected to have a material impact on the Company's financial statements.

WESTMORELAND KEMMERER, LLC
(Formerly Westmoreland Kemmerer, Inc.)
(A Wholly Owned Subsidiary of Westmoreland Coal Company)
NOTES TO FINANCIAL STATEMENTS
(Unaudited)

2. Inventories
Inventories consisted of the following (in thousands):

	June 30,	December 31,
	2015	2014
Coal	$700	$275
Materials and supplies	11,042	10,569
Reserve for obsolete inventory	(372)	(372)
Total	$11,370	$10,472

3. Restricted Investments and Bond Collateral
The Company’s restricted investments and bond collateral consisted of the following (in thousands):

	June 30,	December 31,
	2015	2014
Reclamation bond collateral	$25,271	$25,282
The Company’s carrying value and estimated fair value of its restricted investments and bond collateral at June 30, 2015 were as follows (in thousands):

	Carrying Value	Fair Value	Fair Value Hierarchy
Cash and cash equivalents	$664	$664	Level 1
Available-for-sale securities	24,607	24,607	Level 1
	$25,271	$25,271
These accounts include available-for-sale securities. Available-for-sale securities are reported at fair value with unrealized gains and losses excluded from earnings and reported in Accumulated other comprehensive income (loss).
Available-for-Sale Restricted Investments and Bond Collateral
The cost basis, gross unrealized holding gains and losses and fair value of available-for-sale securities at June 30, 2015 are as follows:

June 30,
2015
Cost basis	$25,343
Gross unrealized holding gains	84
Gross unrealized holding losses	(820)
Fair value	$24,607
Maturities of available-for sale securities are as follows at June 30, 2015:

WESTMORELAND KEMMERER, LLC
(Formerly Westmoreland Kemmerer, Inc.)
(A Wholly Owned Subsidiary of Westmoreland Coal Company)
NOTES TO FINANCIAL STATEMENTS
(Unaudited)

	Cost Basis	Fair Value
	(in thousands)
Due in five year or less	$9,852	$9,562
Due after five years to ten years	4,168	3,935
Due in more than ten years	11,323	11,110
	$25,343	$24,607

4. Long-Term Debt
The amounts outstanding under the Company’s long-term debt consisted of the following at June 30, 2015:

Total Debt Outstanding
(in thousands)
Capital lease obligations	$10,482
Other debt	889
11,371
Less current portion	(2,574)
Total debt outstanding, less current portion	$8,797
The following table presents aggregate contractual debt maturities of all long-term debt:

As of June 30, 2015
(in thousands)
2015	$1,260
2016	2,560
2017	2,425
2018	2,470
2019	2,459
Thereafter	197
Total debt	$11,371
The Company engages in leasing transactions for equipment utilized in its mining operations. At June 30, 2015, the capital leases outstanding had a weighted average interest rate of 3.11% and mature at various dates beginning in 2016 through 2020. During the six months ended June 30, 2015, the Company acquired $5.1 million of equipment under capital leases.

WESTMORELAND KEMMERER, LLC
(Formerly Westmoreland Kemmerer, Inc.)
(A Wholly Owned Subsidiary of Westmoreland Coal Company)
NOTES TO FINANCIAL STATEMENTS
(Unaudited)

5. Postretirement Medical Benefits
The Company provides postretirement medical benefits pursuant to collective bargaining agreements. These benefits are provided through self-insured programs.
The components of net periodic postretirement medical benefit cost are as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
	(in thousands)
Components of net periodic benefit cost:
Service cost	$816	$650	$1,632	$1,300
Interest cost	642	626	1,285	1,252
Amortization of deferred items	—	(119)	—	(239)
Total net periodic benefit cost	$1,458	$1,157	$2,917	$2,313
These costs are included in the accompanying statements of operations in Cost of sales and Selling and administrative expenses.
6. Pension
Defined Benefit Pension Plans
The Company provides a defined benefit pension plan to qualified full-time employees pursuant to a collective bargaining agreement. Benefits are generally based on years of service and a specific dollar amount per year of service as specified in the plan agreement.
The components of net periodic benefit cost are as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
	(in thousands)
Components of net periodic benefit cost:
Service cost	$244	$280	$623	$561
Interest cost	603	430	1,228	859
Amortization of deferred items	(844)	(596)	(1,688)	(1,192)
Total net periodic benefit cost	$3	$114	$163	$228
These costs are included in the accompanying statements of operations in Cost of sales and Selling and administrative expenses.

WESTMORELAND KEMMERER, LLC
(Formerly Westmoreland Kemmerer, Inc.)
(A Wholly Owned Subsidiary of Westmoreland Coal Company)
NOTES TO FINANCIAL STATEMENTS
(Unaudited)

7. Asset Retirement Obligations
Changes in the Company’s asset retirement obligations were as follows:

	Six Months Ended June 30,
	2015	2014
	(in thousands)
Asset retirement obligations, beginning of period	$18,860	$17,174
Accretion	886	807
Liabilities settled	(285)	(252)
Asset retirement obligations, end of year	19,461	17,729
Less current portion	(2,691)	(2,023)
Asset retirement obligations, less current portion	$16,770	$15,706
As permittee, the Company is responsible for the total amount.

8.	Commitments and Contingencies
The company is subject to litigation in the ordinary course of business. No material litigation exists.

9.	Accumulated Other Comprehensive Income (Loss)
Changes in Accumulated Other Comprehensive Income (Loss)
The following table reflects the changes in accumulated other comprehensive income (loss) by component:

	Pension	Postretirement Medical Benefits	Available for Sale Securities	Accumulated Other Comprehensive Income (Loss)
	(in thousands)
Balance at December 31, 2014	$(1,599)	$2,718	$(107)	$1,012
Other comprehensive income (loss) before reclassifications	—	—	(768)	(768)
Amounts reclassified from accumulated other comprehensive income (loss)	—	—	138	138
Balance at June 30, 2015	$(1,599)	$2,718	$(737)	$382
The following table reflects the reclassifications out of accumulated other comprehensive income (loss) for the three and six months ended June 30, 2015 (in thousands):

Details about accumulated other comprehensive income (loss) components	Amount reclassified from accumulated other comprehensive income loss		Affected line item in the statement where net income (loss) is presented
	Three Months Ended June 30, 2015	Six Months Ended June 30, 2015
Realized gains and losses on available-for-sale securities	$123	$138	Other income

10.	Related Party Transactions
The Company was allocated audit and tax fees and information technology costs incurred by its Parent. For the six months ended June 30, 2015 and 2014, these fees were $0.6 million, and $0.4 million, respectively, which are included in Selling and administrative expenses.

WESTMORELAND KEMMERER, LLC
(Formerly Westmoreland Kemmerer, Inc.)
(A Wholly Owned Subsidiary of Westmoreland Coal Company)
NOTES TO FINANCIAL STATEMENTS
(Unaudited)

Advances to Parent of $9.5 million for the six months ended June 30, 2015 represent the net movement of cash from the Company's bank accounts to bank accounts held by WCC.
Additionally, in December 2014, the Company entered into an arm's length agreement to mine certain coal reserves contributed to WCC in connection with WCC's acquisition of the GP. Under this lease, the Company pays a per ton royalty as these coal reserves are mined. For the three and six months ended June 30, 2015, the Company recognized royalties of $1.6 million and $3.4 million, respectively, which was included in Cost of sales, with $1.6 million included in Accounts payable at June 30, 2015.

11.	Subsequent Events
On August 1, 2015, WCC contributed 100% of the outstanding equity interests in WKL to WMLP in exchange for $115 million of cash and $115 million of new WMLP Series A Convertible Units at a price of $7.54 per unit (the "Contribution"). Immediately prior to the Contribution, in accordance with the terms of the Contribution agreement, all employees of WKL became employees of Parent, and Parent assumed all employee related liabilities, including, but not limited to all liabilities related to postretirement pension and postretirement medical plans. Parent also retained all deferred and current income tax balances. As of August 1, 2015, WKL no longer had access to the WCC's revolving line of credit.
The Company has evaluated subsequent events through October 14, 2015, the date of issuance of the financial statements.